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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF PRESSTEK, INC.


NAME OF SUBSIDIARY                               STATE OF INCORPORATION
------------------                               ----------------------
Lasertel, Inc.                                          Arizona
Delta V. Technologies, Inc.                             Arizona